Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Di Paola, Chief Financial Officer of FGX International Holdings Limited certify that:

1.   I have reviewed this annual report on Form 10-K/A of FGX International Holdings Limited; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

March 23, 2010	/s/ ANTHONY DI PAOLA
Anthony Di Paola
Chief Financial Officer
(principal financial officer)